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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): June 21, 2006

                           WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

         Massachusetts                  001-16767              79-1627673
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)

                                 141 Elm Street
                              Westfield, MA 01085
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

      On June 20, 2006, the Boards of Directors of Westfield Financial, Inc. (the "Company"), Westfield Mutual Holding Company (the "MHC") and Westfield Bank (the "Bank") each adopted a Plan of Conversion and Stock Issuance of Westfield Mutual Holding Company, Westfield Financial, Inc. and Westfield Bank (the "Plan") pursuant to which the MHC will undertake a "second-step" conversion, and the Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The MHC currently owns approximately 57.9% of the common stock of the Registrant.

         Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a to-be-formed Massachusetts corporation ("New Holding Company"),
(ii) the shares of common stock of the Company held by persons other than the MHC (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of its common stock to eligible members of the MHC in a subscription offering.

         Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to the local communities and the general public. The number and price of shares to be issued in the conversion offering and the exchange ratio for current shareholders of the Company will be based on an independent appraisal that has yet to be performed. A copy of the Plan is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         The Company announced the adoption of the Plan in a press release dated June 21, 2006. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.    Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

         Exhibit No.    Description
         -----------    -----------

         2.1 Plan of Conversion and Stock Issuance of Westfield Mutual Holding Company, Westfield
         99.1           Press release dated June 21, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTFIELD FINANCIAL, INC.

                                       By: /s/ Donald A. Williams
                                           --------------------------------
                                           Donald A. Williams
                                           Chairman and Chief Executive Officer

Date: June 21, 2006
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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

2.1 Plan of Conversion and Stock Issuance of Westfield Mutual Holding Company, Westfield
99.1                Press release dated June 21, 2006